UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2025, Daktronics, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”), which disclosed, among other things, a form of performance-based restricted stock unit agreement (the “Form PSU Agreement”) for the use in granting awards to certain of the Company’s named executive officers pursuant to the Company’s executive compensation program for the 2026 fiscal year and the 2020 Daktronics, Inc. Stock Incentive Plan. As previously disclosed in the Original Form 8-K, the Form PSU Agreement was adopted by the Compensation Committee (the “Committee”) of the Board of Directors of the Company on July 28, 2025.

Due to an inadvertent administrative error, the version of the Form PSU Agreement that was filed as Exhibit 10.1 to the Original Form 8-K (the “Original Form PSU Agreement”) included a previous and superseded version of Exhibit B to the Form PSU Agreement that contains certain terms that are inconsistent with those adopted by the Committee. This Amendment No. 1 to the Original Form 8-K (the “Amendment”) is being filed solely to replace the Original Form PSU Agreement with a corrected version of the Form PSU Agreement, including the final and approved version of Exhibit B thereto, as Exhibit 10.1.

All Items of the Original Form 8-K other than Item 9.01 of the Original Form 8-K remain unaffected by this Amendment and are not amended or included herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Performance Share Unit Grant Notice
10.2
Termination Agreement, dated August 1, 2025, by and between Bradley T. Wiemann and Daktronics, inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed with the SEC on August 1, 2025).

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: September 5, 2025